EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of October 1, 1996, is by and among JUDGE IMAGING SYSTEMS, INC., a Delaware corporation ("JIS"), THE JUDGE GROUP, INC., a Pennsylvania corporation ("Judge," formerly Judge, Inc.), and JUDGE ACQUISITION, INC., a Delaware corporation and a wholly-owned subsidiary of Judge ("Acquisition").

                                   BACKGROUND

         The respective boards of directors of JIS, Judge and Acquisition have each approved the acquisition of JIS by Judge through a merger (the "Merger") of JIS with and into Acquisition (JIS and Acquisition being sometimes hereinafter together referred to as the "Constituent Corporations"), upon the terms and subject to the conditions hereinafter set forth, in which outstanding shares of JIS Common Stock, par value $.01 per share ("JIS Common Shares"), and JIS Series A Convertible Preferred Stock, par value $.01 per share ("JIS Series A Preferred Shares") will be converted into and become shares of Judge Common Stock, par value $.01 per share ("Judge Common Shares").

                                      TERMS

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions contained herein, and in order to set forth the terms and conditions of the Merger and the mode of carrying the same into effect, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    SECTION 1
                                   THE MERGER

1.1 The Merger. At the Effective Time (as hereinafter defined), JIS shall be merged with and into Acquisition pursuant to this Agreement, the separate corporate existence of JIS shall cease (except as it may be continued by operation of law) and Acquisition shall continue as the surviving corporation under the corporate name "Judge Imaging Systems, Inc.," all upon the terms and subject to the conditions provided for in this Agreement and pursuant to the Delaware General Corporation Law (the "DGCL"). Acquisition, as it exists from and after the Effective Time, is sometimes hereinafter referred to as the "Surviving Corporation."

         1.1.1 Effect of the Merger. The Merger shall have the effects specified in Sections 259, 260 and 261 of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of Acquisition and JIS shall vest in the Surviving


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Corporation, and all debts, liabilities and duties of Acquisition and JIS shall become the debts, liabilities and duties of the Surviving Corporation.

         1.1.2 Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Acquisition as in effect immediately prior to the Effective Time, continuing until thereafter amended in accordance with the provisions therein and as provided by the DGCL, except that as of the Effective Time, the following provision of the Certificate of Incorporation of the Surviving Corporation shall be amended in its entirety to read as follows:

               "1.  The name of the corporation is Judge Imaging Systems, Inc."

         1.1.3 Bylaws. At the Effective Time, the Bylaws of the Surviving Corporation shall be the Bylaws of Acquisition as in effect immediately prior to the Effective Time, continuing until thereafter amended in accordance with its terms and the Certificate of Incorporation of the Surviving Corporation and as provided by the DGCL.

         1.1.4 Directors and Officers. The persons who are the directors and officers of JIS at the Effective Time shall become the directors and officers of the Surviving Corporation at the Effective Time. Such persons shall hold such positions as directors and officers until their successors are elected or appointed in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation.

         1.1.5 Tax-Free Reorganization. The parties intend that the Merger qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

1.2 Closing and Effective Time. Subject to the Merger receiving the Requisite Stockholder Approval of JIS stockholders pursuant to Section 5.2 and subject to the provisions of this Agreement, the parties shall hold a closing (the "Closing") on either (i) the later of (A) the first business day following the meeting of the stockholders of JIS to consider and vote upon the Merger or
(B) the business day on which the last of the conditions set forth in Section 6 to be fulfilled prior to the Closing is fulfilled or waived, or (ii) such other date as the parties hereto may agree (the "Closing Date"), at 10:00 A.M. (local time) at the offices of Drinker Biddle & Reath, Berwyn, Pennsylvania, or at such other time or place as the parties hereto may agree. On the Closing Date, the parties shall effect the Merger by filing a Certificate of Merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the provisions of the DGCL. The Merger shall become effective at the time of the filing of the Certificate of Merger or at such later time on the Closing Date as may be specified in the filing with the Secretary of State of the State of Delaware (the "Effective Time"). As a result of the Merger, the Surviving Corporation shall become a wholly-owned subsidiary of Judge at the Effective Time.

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                                    SECTION 2
                     CONVERSION OF SHARES AND OTHER MATTERS

2.1 Cancellation of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Judge, Acquisition, JIS or any holder of any shares of capital stock of JIS (the "JIS Stock"):

         2.1.1 Cancellation of Treasury Stock. Each JIS Common Share and each share of any class or series of JIS Preferred Shares ("JIS Preferred Shares") which may be held in the treasury of JIS immediately prior to the Effective Time shall be canceled and shall cease to exist at and after the Effective Time without payment of any consideration therefor.

         2.1.2 Cancellation of JIS Series B Preferred Shares. Each share of JIS Series B Preferred Shares, par value $.01 per share ("JIS Series B Preferred Shares"), issued and outstanding immediately prior to the Effective Time shall cease to the outstanding and shall automatically be canceled and retired at the Effective Time of the Merger.

         2.1.3 Cancellation of JIS Options; No Convertible Securities. All options and warrants, if any, to purchase JIS Common Shares that have been issued by JIS and that are outstanding immediately prior to the Effective Time shall be canceled and shall cease to exist at and after the Effective Time and no capital stock of the Surviving Corporation or Judge, cash or other consideration shall be paid or delivered in exchange therefor or in exercise thereof in connection with the Merger. At the Effective Time, other than as described in Section 2.2 with respect to the conversion of JIS capital stock in the Merger, and Section 2.4 with respect to shares held by Dissenters (as hereinafter defined), there shall not be any other securities, rights, warrants or other instruments originally issued by JIS which, after consummation of the Merger, would be convertible into or exercisable for securities of the Surviving Corporation or Judge.

         2.1.4 Cancellation of JIS Common Shares owned by Judge. Each JIS Common Share owned by Judge immediately prior to the Effective Time shall be canceled and shall cease to exist at and after the Effective Time without payment of any consideration therefor.

2.2 Conversion of JIS Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Judge, Acquisition, JIS or any holder of any JIS Stock, except as provided in Sections 2.1 (with respect to shares held by Judge) and 2.4 (with respect to shares held by Dissenters), each remaining outstanding JIS Common Share and JIS Series A Preferred Share (and together with JIS Common Shares, "JIS Shares") shall be converted (subject to the provisions set forth in Section 2.3 regarding fractional share interests) as follows:

                  2.2.1 Each such JIS Common Share shall be converted into that number of Judge Common Shares equal to $2.50 divided by the offering price to the public (the "IPO Offering Price") of Judge Common Shares registered under the Securities Act of 1933, as amended (the "1933 Act"), on a registration statement (the "IPO Registration Statement") on

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Form S-1 filed with the Securities and Exchange Commission (the "SEC") and declared effective by the SEC prior to the Effective Time; and

                  2.2.2 Each such JIS Series A Preferred Share shall be converted into that number of Judge Common Shares obtained by (i) dividing $2.50 by the IPO Offering Price, and (ii) multiplying the quotient so obtained by the number of JIS Common Shares issuable upon the conversion of such JIS Series A Preferred Share immediately prior to the Effective Time. On the date hereof, such conversion ratio is one JIS Common Share per one JIS Series A Preferred Share so converted.

                  2.2.3 The Judge Common Shares to be issued in the Merger pursuant to this Section 2.2 are referred to herein as the "Merger Shares."

2.3 No Fractional Shares. No fractional Judge Common Shares will be issued in the Merger and each holder of outstanding JIS Shares immediately prior to the Effective Time excluding Dissenters (the "JIS Holders") will receive cash in lieu of any fraction of a Judge Common Share otherwise issuable to such person in an amount equal to such fraction multiplied by the IPO Offering Price of Judge Common Shares.

2.4 Dissenting Shares. Notwithstanding anything herein to the contrary, JIS Common Shares and JIS Preferred Shares that are outstanding immediately prior to the Effective Time and that are held by stockholders, if any, who shall have performed all such acts as are required to perfect appraisal rights pursuant to
Section 262 of the DGCL (a "Dissenter") shall be converted into the right to receive the consideration payable in respect thereof in accordance with the DGCL, unless such holder loses the status and rights of a Dissenter after the Effective Time. Any such payment shall be made by JIS. If after the Effective Time such holder loses the status and rights of a Dissenter, the JIS Shares held by such holder shall be treated as if they had been converted as of the Effective Time into the right to receive such holder's allocable portion of the Merger Shares. JIS shall promptly provide Judge with copies of any written demand for payment received by JIS from a Dissenter, and Judge shall have the right to participate in all negotiations and proceedings with respect to any such demand. JIS shall not, except with the prior written consent of Judge, make any payment with respect to, or settle or offer to settle, any such demand.

2.5 Exchange Procedure.

         2.5.1 Exchange Agent. As of the Effective Time, Judge shall deposit with a bank, trust company, transfer agent or other person designated by Judge, which may be Judge itself (the "Exchange Agent"), for the benefit of each holder of an outstanding certificate or certificates (the "JIS Certificates") which prior thereto represented JIS Shares, for exchange in accordance with this
Section 2.5, certificates representing the Merger Shares.

         2.5.2 Surrender of Certificates. As promptly as practicable after the Effective Time, the Exchange Agent shall mail to each holder of an outstanding certificate or certificates

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which prior thereto represented JIS Shares (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the JIS Certificates shall pass, only upon delivery of the JIS Certificates to the Exchange Agent and shall be in such form and have such other provisions as Judge and JIS may reasonably specify), and (ii) instructions for use in effecting the surrender of the JIS Certificates in exchange for certificates representing Judge Common Shares and any cash in lieu of any fractional Judge Common Shares. Such holder shall upon such surrender receive in exchange therefor a certificate or certificates representing the number of whole Judge Common Shares into which such JIS Shares shall have been converted. Until so surrendered and exchanged, each outstanding certificate which, prior to the Effective Time, represented JIS Shares shall, upon and after the Effective Time, be deemed for all purposes (other than to the extent provided in the following sentence) to evidence ownership of the number of whole Judge Common Shares into which such JIS Shares have been converted. Dividends, if any, payable after the Effective Time to holders of Judge Common Shares shall, at Judge's option, be withheld from holders of certificates formerly representing JIS Shares until such certificates (or lost share affidavits reasonably acceptable in form and substance to Judge) are surrendered for exchange in accordance with this Section 2.5 and, if so withheld, shall then be paid without interest thereon.

         2.5.3 Unsurrendered Certificates. In the event that any certificates formerly representing JIS Shares (or lost share affidavits reasonably acceptable in form and substance to Judge) are not surrendered for exchange by the first anniversary of the Effective Time (the "Unsurrendered Certificates"), those certificates representing Judge Common Shares corresponding to such Unsurrendered Certificates then held by the Exchange Agent shall be delivered to Judge, upon demand, and any stockholders of JIS who have not previously complied with this Section 2.5 shall thereafter look only to Judge for payment of their claim for Judge Common Shares and any cash in lieu of fractional Judge Common Shares.


                                    SECTION 3
                            MATTERS PRIOR TO CLOSING

3.1 Conversion Transactions. Prior to the Effective Time, (i) the Convertible Senior Subordinated Promissory Notes of Judge (the "Lore Notes"), issued by Judge pursuant to a 10% Convertible Senior Subordinated Note Purchase Agreement (the "Purchase Agreement"), dated July 1994, which Lore Notes are convertible into Judge Common Shares, shall be fully converted into Judge Common Shares, and
(ii) an option held by Raymond Sozzi (the "Sozzi Option"), to purchase 25,000 JIS Common Shares at an exercise price of $1.33 per share, shall be exercised on a "cashless exercise" basis for 29,250 JIS Common Shares. The transactions contemplated in this Section 3.1 are referred to as the Conversion Transactions. In the event that the Conversion Transactions are not consummated prior to Closing, this Agreement shall terminate and the Merger shall be abandoned without any action on the part of Judge, Acquisition or JIS.


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3.2 Public Offering. Judge intends to make an offering of its Judge Common
Shares to the public, underwritten on a firm commitment basis by a managing underwriter selected by Judge (the "Public Offering"), pursuant to the IPO Registration Statement. In the event that the Public Offering is not consummated at a price and on terms satisfactory to Judge, in its sole discretion, prior to or simultaneously with the Closing, this Agreement shall terminate and the Merger shall be abandoned without any action on the part of Judge, Acquisition or JIS.


                                    SECTION 4
                      MUTUAL REPRESENTATIONS AND WARRANTIES

         Judge and Acquisition hereby represent and warrant to JIS, and JIS hereby represents and warrants to Judge, that, as of the date hereof and as of the Closing Date, except as set forth in a Disclosure Schedule delivered by such party contemporaneously with the execution of this Agreement:

4.1 Organization and Qualification. In the case of Judge and Acquisition, each of Judge and Acquisition is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated, having full power and authority to carry on its business as it has been and is now being conducted and to own, lease and operate its assets and properties. In the case of JIS, JIS is a corporation duly organized, validly subsisting and in good standing under the laws of the State of Delaware, having full power and authority to carry on its business as it has been and is now being conducted and to own, lease and operate its assets and properties. In the case of each party, as of the Effective Time, it will be duly qualified to do business and will be in good standing in every jurisdiction in which such qualification is required, all of which jurisdictions are disclosed in its Disclosure Schedule. Except for the entities listed in its Disclosure Schedule (its "Subsidiaries"), it has no subsidiaries and no stock or other equity or ownership interest (whether controlling or not) in any corporation, association, partnership, joint venture or other entity. Each of its Subsidiaries is duly organized, validly existing and in good standing under

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the laws of such Subsidiary's respective jurisdiction of incorporation set forth in its Disclosure Schedule and is duly qualified and in good standing in every jurisdiction in which such qualification is required, all of which jurisdictions are disclosed in its Disclosure Schedule.

4.2 Capitalization.

         4.2.1 In the case of Judge, its authorized capital stock immediately prior to the Effective Time shall consist of 50,000,000 Judge Common Shares and 10,000,000 shares of preferred stock ("Judge Preferred Shares"). After the consummation of the Conversion Transactions and immediately before the Effective Time of the Merger and the consummation of the Public Offering, there will be outstanding 9,113,739 Judge Common Shares and no Judge Preferred Shares.

         4.2.2 In the case of JIS, its authorized capital stock consists of 10,000,000 JIS Common Shares and 5,000,000 JIS Preferred Shares, of which 1,125,000 shares are designated as JIS Series A Preferred Shares, 1,500 shares are designated as JIS Series B Preferred Shares and the remainder are unissued shares of "blank check" preferred stock. As of the date of this Agreement, there are outstanding 3,980,141 JIS Common Shares, not including the exercise of the Sozzi Option as described in Section 3.1, 822,628 JIS Series A Preferred Shares and 1,500 JIS Series B Preferred Shares.

         4.2.3 In the case of either party, all of its outstanding shares of capital stock have been duly authorized and validly issued, are fully paid and nonassessable, were not issued in violation of the terms of any contract, agreement or commitment binding upon it, and were issued in compliance with all of its applicable charter documents and all applicable federal and state statutes, laws, regulations and rules (the "Laws"). Except as set forth in its Disclosure Schedule, there are, and have been, no preemptive rights with respect to the issuance of its shares of capital stock. Its Disclosure Schedule lists all agreements, contracts or arrangements to which it is a party or of which it is aware regarding (i) the registration of transactions in its capital stock under any securities law, or (ii) any voting or transfer arrangements with respect to any of its shares of capital stock.

4.3 Options and Additional Rights.

         4.3.1 Except for the options and warrants described in Section 3.1 or in its Disclosure Schedule in response to this Section 4.3.1 and any convertible securities described in Sections 4.2 or 3.1 of this Agreement, (i) there are not outstanding any contracts, agreements, subscriptions, options, warrants, commitments or rights of any character to purchase or otherwise acquire, or any stock appreciation or similar rights measured by the value of, any shares of its capital stock or other securities, including without limitation convertible or exchangeable securities, and (ii) it is not party to any agreement the benefits of which (including without limitation severance benefits) are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving it of the nature of any of the transactions contemplated by this Agreement. Its Disclosure Schedule accurately sets forth as of the date of

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this Agreement all outstanding warrants, and all outstanding options granted by it, vested or unvested, together with the identity of the optionees or warrant holders, the vesting schedule for such options or warrants, if any, the exercise price and the date on which such options or warrants were granted.

         4.3.2 Except as otherwise provided in this Agreement, consummation of the transactions contemplated hereby will not obligate it to issue any additional equity interest in it, to declare any dividend or make any distributions of any property or assets, or to redeem, purchase, acquire or offer to acquire any shares of its capital stock.

4.4 Subsidiaries. Its Disclosure Schedule sets forth a description of all of the issued and outstanding equity securities of each of its Subsidiaries. It owns of record and beneficially all of the issued and outstanding capital stock of each of its Subsidiaries, free and clear of any mortgage, lien, security interest, pledge, encumbrance, restriction on transferability, defect of title, charge or claim of any nature whatsoever ("Liens"). "Group" with respect to a designated party means the designated party and each of its Subsidiaries, as a whole and individually with respect to each of them.

4.5 Authority and Binding Effect. It has all requisite power and authority to execute and deliver this Agreement and, upon receipt of its Requisite Stockholder Approval (as hereinafter defined), to perform the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not contravene or violate its Certificate or Articles of Incorporation or Bylaws. This Agreement has been duly and validly executed and delivered by it and, subject to obtaining its Requisite Stockholder Approval, constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by principles of equity regarding the availability of remedies. "Requisite Stockholder Approval" means, (i) in the case of Judge, the approval of this Agreement and the Merger and the issuance of the Merger Shares by the affirmative vote of a majority of the votes cast by all Judge stockholders entitled to vote thereat, and, (ii) in the case of JIS, the approval of this Agreement and the Merger (A) by the holders of a majority of the outstanding JIS Common Shares and JIS Series A Preferred Shares (with each JIS Series A Preferred Share being entitled to the number of votes equal to the number of JIS Common Shares into which each JIS Series A Preferred Share could be converted on the record date for the vote) voting together as a single class, and (B) separately by the holders of a majority of the outstanding JIS Series A Preferred Shares voting together as a class.

4.6 Validity of Contemplated Transactions. Neither the execution and delivery of this Agreement by it nor the consummation of the transactions contemplated hereby will (i) contravene or violate, any federal, state or local statute, law, ordinance, regulation, order or rule ("Regulation") or any judgment, decree, injunction, order or ruling of any court or governmental or regulatory authority which is applicable to its Group; (ii) result in a default or loss of a benefit under, or permit the acceleration of any obligation under, or require the consent or

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approval of any party to, any contract, agreement, commitment, permit, concession, franchise, license or authorization applicable to its Group, or
(iii) require its Group to notify or obtain any license, permit, approval or authorization from any governmental or regulatory authority or, except as set forth in its Disclosure Schedule, other person or entity; except for (A) its Requisite Stockholder Approval, (B) in the case of Judge, the effective registration under the 1933 Act, and all requisite compliance with state securities or "blue-sky" laws in connection with the issuance of Judge Common Shares in the Merger, (C) in the case of JIS, filings pursuant to the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"), (D) the filing of the Certificate of Merger and (E) in the case of (i) or (ii) above, for any violation or default which, individually or in the aggregate, would not have a Material Adverse Effect (as defined below). For purposes of this Agreement, "Material Adverse Effect" means a material adverse effect on the business, assets, financial condition or results of operations of its Group.

4.7 Issuance of Judge Common Shares. In the case of Judge only, upon receipt of its Requisite Stockholder Approval, the Merger Shares will be duly authorized and, when issued in accordance with this Agreement, will be validly issued and outstanding, fully paid and nonassessable Judge Common Shares.

4.8 Corporate Records. The minute books of its Group are current and contain correct and complete copies of all of the charter documents of its Group, including all amendments thereto and restatements thereof, and of all minutes of meetings, resolutions and other actions and proceedings of its stockholders and board of directors and all committees thereof, duly signed by the Secretary or an Assistant Secretary, and in the case of written consents, all directors or all stockholders. The stock record books of its Group are current, correct and complete and reflect the issuance of all of the issued and outstanding shares of its capital stock as of the date hereof.

4.9 Financial Statements; Reports.

         4.9.1 Financial Statements. In the case of JIS, it has delivered to Judge, and in the case of Judge, it has delivered to JIS, (i) its consolidated balance sheets at December 31, 1995 and 1994, (ii) its related statements of operations, changes in stockholders' equity and cash flows for the three years then ended, and (iii) all related notes and schedules, all of which (the "Year-End Financial Statements") have been audited by an independent public accountant. JIS has also delivered to Judge, and Judge has delivered to JIS,

(i) its consolidated balance sheet at June 30, 1996, and (ii) its related statements of operations, changes in stockholders' equity and cash flows for the six months then ended (the "Interim Financial Statements") which have been audited by an independent public accountant. The Year-End Financial Statements were prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") and, subject to any qualifications set forth in the applicable notes and schedules, fairly present the financial position and results of operations of its Group at December 31, 1995 and 1994 and for each of the years in the three-year period ended December 31, 1995. The Interim Financial Statements have been prepared in accordance with GAAP and, subject to any qualifications set forth in the applicable notes and

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schedules, and subject to normal recurring audit adjustments, fairly present the financial position and results of operations of its Group at June 30, 1996 and for the six months then ended. All Liabilities (as hereinafter defined) of its Group at December 31, 1995 and June 30, 1996, required to be reflected or reserved for by GAAP are fully reflected or reserved for in the balance sheet included in the Year-End Financial Statements and the Interim Financial Statements, respectively.

         4.9.2 Reports. JIS has filed on a timely basis (i) all forms, reports, statements and other documents required to be filed with (A) the SEC, including without limitation (1) all Annual Reports on Form 10-KSB, (2) all Quarterly Reports on Form 10-QSB, (3) all proxy statements relating to meetings of shareholders (whether annual or special), (4) all Current Reports on Form 8-K and (5) all other reports, schedules, registration statements or other documents (collectively referred to as the "SEC Reports"), and (B) any applicable state securities authorities and (ii) all forms, reports, statements and other documents required to be filed with any other Regulatory Body, (all such forms, reports, statements and other documents in clauses (i) and (ii) of this Section
4.9.2 being referred to herein, collectively, as the "Reports"). The Reports
(i) were prepared in all material respects in accordance with the requirements of applicable law (including, with respect to the SEC Reports, the 1933 Act or the 1934 Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports) and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.10 Books of Account. The books of account of its Group fairly reflect, in accordance with GAAP, (i) all transactions relating to its Group and (ii) all items of income and expense, assets and liabilities and accruals relating to its Group. Its Group has not engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of its Group.

4.11 Taxes. (i) All reports, returns, statements and other similar filings required to be filed by it (the "Tax Returns") with respect to any Taxes (as defined below) have been timely filed with the appropriate governmental agencies in all jurisdictions in which such Tax Returns are required to be filed, and all such Tax Returns correctly reflect the liability of it for Taxes for the periods, properties or events covered thereby; (ii) all Taxes payable with respect to the Tax Returns referred to in the preceding clause have been paid;
(iii) no deficiency in respect of any Taxes which has been assessed against it remains unpaid and it has no knowledge of any unassessed Tax deficiencies or of audits or investigations pending or threatened against it with respect to any Taxes; (iv) no claim has ever been made by any Tax authority in a jurisdiction in which its Group does not file Tax Returns that it is or may be subject to taxation by that jurisdiction; and (v) there are no Liens for Taxes upon any asset of its Group except for Liens for current Taxes not yet due. For purposes of this Agreement, "Taxes" means any taxes, duties, assessments, fees, levies, or similar governmental charges, together with any interest, penalties, and additions to tax, imposed by any taxing authority, wherever located (i.e. whether

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federal, state, local, municipal, or foreign), including, without limitation, all net income, gross income, gross receipts, net receipts, sales, use, transfer, franchise, privilege, profits, social security, disability, withholding, payroll, unemployment, employment, excise, severance, property, windfall profits, value added, ad valorem, occupation, or any other similar governmental charge or imposition.

4.12 Absence of Undisclosed Liabilities. Its Group has no Liabilities, except as set forth in its balance sheet at June 30, 1996, or in the case of JIS, its SEC Reports, or in its Disclosure Schedule and except for those Liabilities arising and outstanding since June 30, 1996 in the ordinary course of business of its Group in accordance with past practice or related to the actions and transactions contemplated hereby or under any contract which is disclosed in its Disclosure Schedule. "Liability" means any material liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of or by any person (other than endorsements of notes, bills and checks presented to banks for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute, contingent, matured, unmatured or other.

4.13 Title to Assets. Its Group owns outright and has good and marketable title to all of the assets of its Group reflected on the balance sheets included in its Financial Statements disclosed in Section 4.9, free and clear of all Liens, except liens reflected in its Financial Statements, liens for current taxes not yet delinquent, liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialmen, and the like, liens in respect of pledges or deposits under workers' compensation laws or similar legislation, and minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property.

4.14 Intellectual Property. Except as disclosed in its Disclosure Schedule, its Group has either (i) sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes (collectively, "Intellectual Property"), necessary for its business and operations (as now conducted and as proposed to be conducted) without any conflict with or infringement of the right of others, or (ii) where it does not own the necessary Intellectual Property, it has acquired rights to use such Intellectual Property under licenses granted to its Group by the owner of such Intellectual Property.

4.15 Contracts. Except as disclosed in the Disclosure Schedule, all material contracts, agreements, commitments, leases, mortgages, instruments or other documents ("Contracts") to which its Group is a party are valid, binding and enforceable in accordance with their respective terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by principles of equity regarding the availability of remedies. Its Group has fulfilled, or taken all action necessary to enable it to fulfill when due, all of its obligations under each of such Contracts.

4.16 Compliance with Regulations and Court Orders. Its Group is not in violation of, and the assets of its Group have not been used or operated by its Group or any other person or entity in violation of, any Regulation or Court Order (as hereinafter defined), except for such violations as do not subject its Group to significant penalties or the compliance with which would not have a Material Adverse Effect on its Group. All Court Orders to which its Group is a party or subject to are listed in its Disclosure Schedule. Its Group has made all filings or notifications and has obtained all licenses required to be made or obtained by its Group under any Regulation applicable to its Group or its business or assets. "Court Order" means any judgment, decree, injunction, order or ruling of any Regulatory Body that is binding on the designated party, its Subsidiaries or their properties under applicable law. "Regulatory Body" means any court or governmental department, commission, board, bureau, agency, instrumentality, or body, federal, state or local, domestic or foreign.

4.17 Environmental Matters. Except as set forth on its Disclosure Schedule, to its knowledge:

         4.17.1 Its Group has been and are in material compliance with all applicable federal, state and local law or regulation concerning or relating to industrial hygiene or the protection of health and/or the environment (the "Environmental Laws");

         4.17.2 There are no conditions on, about, beneath or arising from any properties owned or leased by its Group which would give rise to any liability under any applicable Environmental Law or which would require any Response, Removal or Remedial Action, as such terms are defined in Section 101 of the Comprehensive Environmental, Compensation and Liability Act, 42 U.S.C. ss.9601 et seq. (1995), as amended, by such party;

         4.17.3 Its Group has obtained and possesses all permits, licenses, approvals and other authorizations necessary under any applicable Environmental Law for the operation of its business except as would not have a Material Adverse Effect;

         4.17.4 Its Group has not received any notification of a release or threat of a release of any substance regulated under any of the Environmental Laws ("Hazardous Substance") at any site or location owned or operated by that party; and

         4.17.5 Its Group has not disposed of, transported or caused to be transported any Hazardous Substance on or to any on-site or off-site location which location currently is the subject of a federal, state or local enforcement action or other investigation or for which claims have been asserted against such party for clean-up costs, remedial work or damages to natural resources.

4.18 Litigation. Except as set forth in the Disclosure Schedule, there is no Litigation (as hereinafter defined) pending or, to its knowledge, threatened against its Group or its business or assets, and no event known to its Group has occurred and no claim has been asserted against its Group that might result in Litigation against its Group or its business or assets; and to, the best of its Group's knowledge, there is no reasonable basis for any such claim. "Litigation" means any lawsuit, action, arbitration, administrative or other proceeding, criminal prosecution or governmental investigation or inquiry involving or affecting the designated party or any of its Subsidiaries, the business, the assets or any Contracts to which the designated party or any of its Subsidiaries is a party or by which they or any of their assets or business may he bound or affected.

4.19 Insurance. Except as set forth in the Disclosure Schedule, it is presently insured, and has been insured against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured. The policies of fire, theft, liability and other insurance maintained with respect to the assets or business of each Company provide adequate coverage against loss.

4.20 Employee Benefit Plans. Except as described in the Disclosure Schedule, its Group does not maintain or contribute to any employee pension benefit plan ("Pension Plan"), as defined in section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any employee welfare benefit plan, as defined in section 3(1) of ERISA, or any other plan or arrangement providing compensation or benefits to its employees or former employees (collectively "Benefit Plans"). To the knowledge of its Group, each Benefit Plan maintained by its Group has been administered in compliance with its terms and is in compliance with the applicable provisions of ERISA, the Code and other applicable Laws. To the knowledge of its Group, its Group knows of no inquiries or proceedings pending or threatened by any governmental department or agency, or by any participant or beneficiary, with respect to any Benefit Plan now or formerly maintained by its Group or to which it has contributed. Its Group has made or provided for all contributions to Benefit Plans required by the terms of such Benefit Plans or applicable Laws. Its Group has never contributed or been required to contribute to any multiemployer plan, as defined in section 3(37) of ERISA. Other than required "COBRA" coverage, its Group has never provided health or life insurance coverage to former employees. Its Group has never maintained a Pension Plan which was a defined benefit plan.

4.21 Registration Statement; Etc. None of the information supplied or to be supplied by its Group for inclusion or incorporation by reference in (i) the registration statement on Form S-4 to be filed by Judge with the SEC in connection with the issuance of Judge Common Shares in the Merger will, at the time it is filed with the Commission or at the time it becomes effective under the 1933 Act, or at the Effective Time of the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or
(ii) the proxy statement forming a part of the Registration Statement used by JIS to solicit proxies for the purpose of obtaining its Requisite Stockholder Approval (the "Proxy Statement"), will, when mailed and at all times through the date of the JIS stockholders' meeting disclosed in Section 5.2 contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements therein, not misleading. All documents that each Company is responsible for filing with the SEC or any Regulatory Body in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable law, including applicable provisions of the 1933 Act, the 1934 Act and the rules and regulations thereunder.

4.22 Subsequent Events. Except as set forth in its Disclosure Statement and except for the transactions contemplated hereby, since June 30, 1996 (i) there has been no actual or threatened change in the business of its Group or, to the best of its Group's knowledge, any event, condition or state of facts, in either case that is material and adverse to its Group or its business or assets,
(ii) it has not declared, set aside or made payment of any dividend or distribution of assets to the holders of any class or series of capital stock , nor has it repurchased or redeemed any shares of its capital stock, (iii) its Group has conducted its business only in the ordinary course consistent with past practice, and (iv) there has not occurred any of the events described in
Section 5.5 hereof.

4.23 Intentionally omitted.

4.24 Fairness Opinion. In the case of JIS only, JIS has been advised in writing by Janney Montgomery Scott Inc. ("Janney") that the consideration to be received by the stockholders of JIS in the Merger (the "Merger Consideration") taken as a whole is fair to such stockholders from a financial point of view.

4.25 Section 203 of the DGCL Not Applicable. In the case of JIS only, the provisions of Section 203 of the DGCL will not, prior to the termination of this Agreement, apply to this Agreement or to the transactions contemplated hereby.

4.26 Broker's and Finder's Fee. No person acting on behalf of it or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with the completion of the Merger, other than the fees payable to Janney for its services in issuing its opinion disclosed in Section 4.24.


                                    SECTION 5
                       ADDITIONAL COVENANTS AND AGREEMENTS

5.1 Registration Statement and Proxy Statement. Judge and JIS shall, in compliance with the 1934 Act, prepare as promptly as practicable the Proxy Statement to be used by JIS to solicit the approval of its stockholders of this Agreement and the Merger. Judge, in cooperation with and with the assistance of JIS, shall promptly prepare and cause to be filed with the SEC its Registration Statement on Form S-4 in compliance with the 1933 Act. The Registration Statement shall register the issuance of the Merger Shares. Judge and JIS shall use their best efforts to cause such Registration Statement to be declared effective as promptly as practicable. JIS shall furnish to Judge all information concerning its Group and the stockholders of JIS as may be reasonably requested in connection with such filing. Judge shall take any action required to be taken under any applicable state securities or "blue-sky" laws in connection with the issuance of Judge Shares in the Merger. If requested by Judge, JIS shall use its best efforts to cause to be delivered to Judge a letter of Rudolph Palitz LLP, JIS's auditors, dated a date within two business days before the date on which the Registration Statement shall become effective and addressed to Judge in form and substance reasonably satisfactory to Judge and customary in scope and in substance for letters delivered by independent public accountants in connection with registrations statements similar to the Registration Statement.

5.2 Stockholder Meeting. Each of JIS and Judge shall, as soon as practicable and in accordance with applicable law, call and hold a stockholders' meeting to obtain its Requisite Stockholder Approval. Subject to its fiduciary obligations, the board of directors of each party will unanimously recommend to its stockholders approval of the Merger and this Agreement and each party shall take all such actions consistent with the fiduciary obligations of such boards to obtain such approvals as promptly as practicable, including without limitation in the case of JIS the solicitation of proxies by means of the Proxy Statement.

5.3 Regulatory and Contract Approvals. Each of Judge and JIS shall use their best efforts to obtain as soon as practicable all approvals, consents and permits from all Regulatory Bodies and all consents required under the terms of any Contract which are required in connection with the consummation of the Merger.

5.4 Access to Information. From the date of this Agreement to the Closing Date, each party will give to the other party and its officers, employees, counsel, accountants and other representatives free and full access to and the right to inspect, during normal business hours, all of the assets, records, Contracts and other documents relating to its business as the other party may reasonably request. Neither party will use such information for purposes other than in connection with the Merger and each party will otherwise hold such information in confidence until such time as such information otherwise becomes publicly available, and in the event of termination of this Agreement for any reason will promptly return, or cause to be returned, to the other party all nonpublic documents obtained from the other party, and any copies made of such documents.

5.5 Conduct of Business Pending Closing. Until the Closing Date, except as set forth in its Disclosure Schedule and except for the proposed acquisition of Berkeley Associates Corporation and Systems Automation, Inc. by Judge or as may be approved by the parties in writing or otherwise expressly provided in this Agreement, each of JIS and Judge shall operate its businesses only in the ordinary course and in substantially the same manner as it has been operated in the past.

5.6 Indemnification. If the Merger is completed, all rights to indemnification (including advancement of expenses) existing on the date hereof in favor of the present or former officers and directors of JIS with respect to actions taken in their capacities as directors or officers of JIS prior to the Effective Time as provided in the Certificate of Incorporation of JIS, the Bylaws of JIS or any indemnification agreements, prior to the Effective Time, shall survive the Merger and continue in full force and effect as obligations of the Surviving Corporation, the performance of which Judge hereby guarantees.

5.7 Public Announcements. JIS and Judge shall cooperate with each other in releasing information concerning this Agreement and the transactions contemplated herein. Where practicable each of the parties shall furnish to the other drafts of all releases prior to publication. Nothing contained herein shall prevent either party at any time from furnishing any information to any governmental agency or from issuing any release where it reasonably believes it is legally required to do so.

5.8 No Solicitation. JIS shall cause its officers, employees, representatives and agents not to, directly or indirectly, continue, encourage, solicit, initiate or (except as may be reasonably required to satisfy the fiduciary duties of its board of directors) participate in discussions or negotiations with, or provide any nonpublic information to, any person other than the other party or its affiliates or any group in which the other party or its affiliates participates, concerning any sale of assets (other than in the ordinary course of its business consistent with past practice) or shares of capital stock, or any merger, consolidation, recapitalization, liquidation or similar transaction (collectively, an "Acquisition Transaction"). JIS will promptly communicate to Judge the terms of any inquiry or proposal which it may receive in respect of an Acquisition Transaction. Judge's notification under this Section 5.9 shall include the identity of the person making such proposal, the terms of such proposal and any other information with respect thereto as Judge may reasonably request.

5.9 Notification of Certain Matters. JIS shall give prompt notice to Judge and Acquisition, and Judge and Acquisition shall give prompt notice to JIS, of
(i) the occurrence, or failure to occur, of any event which such party believes would likely cause any of its representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Effective Time and (ii) any material failure of JIS, Judge or Acquisition, as the case may be, or any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

5.10     Rule 145 Affiliates.

         5.10.1 Promptly following the execution of this Agreement, JIS shall identify in a letter to Judge all persons who might, at the time of its stockholders' meeting at which the Merger is to be voted upon by its stockholders, be deemed to be an affiliate of JIS within the meaning of Rule 145 ("Rule 145 Affiliate").

         5.10.2 JIS shall use all reasonable efforts to deliver to Judge as soon as practicable and in any case prior to the Effective Time an agreement signed by each such Rule 145 Affiliate of JIS regarding compliance with Rule 145, which agreement (the "Affiliate Agreements") shall be in substantially the form of Exhibit 5.10.2.

         5.10.3 Judge shall be entitled to place legends on the certificates evidencing Judge Common Shares to be received by such Rule 145 Affiliates pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for Judge

Common Shares, consistent with the terms of such Affiliate Agreements, whether or not such Affiliate Agreements are actually delivered to Judge.


                                    SECTION 6
                            CONDITIONS TO THE MERGER

         Subject to waiver as set forth in Section 7.7, the obligations of each party under this Agreement are subject to the fulfillment prior to or at the Closing of each of the following conditions:

6.1 Stockholder Approval. This Agreement shall have been adopted at or prior to the Effective Time (i) by the Requisite Stockholder Approval of JIS in accordance with the DGCL and Dissenters, if any, shall not hold in the aggregate ten percent (10%) or more of the shares of JIS Common Shares and JIS Series A Preferred Shares outstanding immediately prior to the Effective Time (assuming the conversion of the JIS Series A Preferred Shares into JIS Common Shares immediately prior to the Effective Time), and (ii) by the Requisite Stockholder Approval of Judge.

6.2 Representations True at Closing. The representations and warranties of the other party set forth in Section 4 shall be true and correct in all material respects on the Closing Date with the same effect if made at that time.

6.3 Performance. The other party shall have performed and satisfied all agreements and conditions which it is required by this Agreement to perform or satisfy prior to or on the Closing Date.

6.4 Certificates. The other party shall have provided a certificate signed in its name by its chief executive officer and chief financial officer, dated the Closing Date, certifying in such detail as may be reasonably requested that each of its conditions described in Section 6.2 and 6.3 has been fulfilled by the other party. The other party shall have provided a certificate signed by its secretary, dated the Closing Date, certifying that its Certificate of Incorporation, or its Articles of Incorporation, as the case may be, and Bylaws are true, correct and complete as of the Closing Date and further certifying that the resolutions adopted by its board of directors and stockholders attached thereto in connection with the transactions contemplated hereby are true, correct and complete.

6.5 Tax Opinion. Judge and JIS shall have received from Drinker Biddle & Reath a written opinion, in form and substance reasonably satisfactory to them, to the effect that the Merger, when effected in accordance with this Agreement, will qualify as a reorganization under Section 368(a) of the Code and Judge, JIS and Acquisition will constitute parties to such reorganization.

6.6 Litigation Affecting Closing. No Court Order shall have been issued or entered which would be violated by the completion of the Merger, and no person who or which is not a party to this Agreement shall have commenced any Litigation seeking to restrain or prohibit, or to obtain substantial damages in connection with, this Agreement or the transactions contemplated by this Agreement which, in each case, would or is reasonably likely to result in a Material Adverse Effect to a party.

6.7 Material Adverse Effect. From the date hereof to the Closing Date, no party hereto shall have suffered a Material Adverse Effect in any way, including, without limitation, by fire, casualty, act of God or otherwise and there shall be no conditions existing or threatened that might reasonably be expected to have a Material Adverse Effect on such party.

6.8 Registration Statement. The Registration Statement shall have been declared effective by the SEC. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or threatened by the SEC, and all approvals, consents, permits, licenses or qualifications from authorities administering the securities or "blue-sky" laws of any state having jurisdiction required for the consummation of the Merger shall have been obtained and shall be effective.

6.9 Affiliate Agreements. Judge shall have received from each Rule 145 Affiliate an executed Affiliate Agreement in form satisfactory to Judge.

6.10 Conversion Transactions. The Conversion Transactions shall have been consummated.

6.11 Public Offering. The managing underwriter of the Public Offering shall have advised the parties that the Public Offering will be completed immediately following the Effective Time of the Merger.

6.12 Regulatory Compliance, Approvals and Consents. Each party shall have complied with all Regulations applicable to the Merger, and all approvals required under any Regulations to carry out the Merger and consents required to be obtained in connection with the Merger in order to avoid a default under any Contract to or by which the other party is a party or may be bound shall have been obtained on terms reasonably satisfactory to each party.

6.13 Stock Exchange Listing. Judge shall have applied for the inclusion of the Merger Shares on The Nasdaq National Market.

                                    SECTION 7
                           TERMINATION AND ABANDONMENT

7.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the filing of the Certificate of Merger, before or after obtaining the Requisite Stockholder Approvals, by the mutual consent of JIS, Judge and Acquisition, by action of their respective boards of directors.

7.2 Termination by JIS, Judge or Acquisition. This Agreement may be terminated and the Merger may be abandoned by action of either the board of directors of JIS or the boards of directors of, Judge and Acquisition if (i) the Merger shall not have been consummated on or before March 31, 1997, or such later date as may be mutually agreed to by the parties hereto, provided that the party seeking to terminate this Agreement is not otherwise in breach in any material respect of any of its obligations hereunder or (ii) any court of competent jurisdiction shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable.

7.3 Termination by JIS. This Agreement may be terminated and the Merger may be abandoned by action of the board of directors of JIS if (i) Judge or Acquisition shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by it at or prior to the Effective Time and such failure has not been cured within 30 days after receipt of notice thereof, or (ii) the board of directors of Judge shall not recommend to its stockholders the approval of this Agreement, or shall withdraw or modify in a manner adverse to JIS its approval or recommendation of the Merger.

7.4 Termination by Judge and Acquisition. This Agreement may be terminated and the Merger may be abandoned by action of the boards of directors of Judge and Acquisition if (i) JIS shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by it at or prior to the Effective Time and such failure has not been cured within 30 days after receipt of notice thereof, or (ii) the board of directors of JIS shall not recommend to its stockholders the approval of this Agreement, or shall withdraw or modify in a manner adverse to Judge or Acquisition its approval or recommendation of the Merger.

7.5 Effect of Termination. Except as provided in Section 5.4 hereof with respect to information obtained in connection with the transactions contemplated hereby, in the event of the termination of this Agreement, and the abandonment of the Merger, this Agreement shall thereafter become void and have no effect, and no party thereto shall have any liability to any other party hereto or its stockholders or directors or officers in respect thereof, and each party shall be responsible for its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, except that nothing herein shall relieve any party from liability for any willful breach hereof.

7.6 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto, except as set forth in
Section 7.7.

7.7 Waiver. Any time prior to the Effective Time, any party hereto may (i) in the case of Judge or Acquisition, extend the time for the performance of any of the obligations or other acts of JIS or waive compliance with any of the agreements of JIS or with any conditions to the respective obligations of Judge or Acquisition, or (ii) in the case of JIS, extend the time for the performance of any of the obligations or other acts of Judge or Acquisition, or waive compliance with any conditions to its own obligations. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party by a duly authorized officer.


                                    SECTION 8
                                  MISCELLANEOUS

8.1 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by facsimile transmission, registered or certified mail, postage prepaid, or Federal Express or similar overnight delivery addressed, in the case of JIS, to it at

                  Judge Imaging Systems, Inc.
                  Two Bala Plaza, Suite 800
                  Bala Cynwyd, PA 19004
                  Attention:  Martin E. Judge, Jr.
                  Facsimile No. 610-664-7090

or, in the case of Judge and Acquisition, to them at:

                  The Judge Group, Inc.
                  Two Bala Plaza, Suite 800
                  Bala Cynwyd, PA 19004
                  Attention:  Martin E. Judge, Jr.
                  Facsimile No. 610-664-7090


or such other address as shall be furnished in writing by any party to the others prior to the giving of the applicable notice or communication.

8.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.3 Headings. The headings herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions of this Agreement.

8.4 No Survival of Representations or Warranties. None of the representations and warranties included or provided for herein or in any schedule or certificate or other document delivered pursuant to this Agreement shall survive consummation of the Merger.

8.5 Entire Agreement. This Agreement, which includes the Exhibits and Disclosure Schedules hereto constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter of this Agreement.

8.6 Cooperation. Subject to the terms and conditions of this Agreement, each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such governmental notifications and additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, and neither JIS nor Judge shall take any action in conflict with or contrary to the stated intention of JIS and Judge that the Merger qualify as a tax-free reorganization pursuant to Section 368(a) of the Code.

8.7 No Third Party Rights. Nothing in this Agreement, express or implied, is intended to confer upon any other person, other than the persons indemnified under Section 5.6, any rights or remedies under or by reason of this Agreement.

8.8 No Assignment. This Agreement shall not be assigned, by operation of law or otherwise.

8.9 Governing Law. This Agreement shall be governed in all respects, including without limitation validity, interpretation and effect, by the laws of the Commonwealth of Pennsylvania, applicable to contracts made and to be performed in such Commonwealth.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                            JUDGE IMAGING SYSTEMS, INC.


                                            By: /s/ MARTIN E. JUDGE, JR.
                                               --------------------------------
                                            Name:  Martin E. Judge, Jr.
                                            Title:  President


                                            THE JUDGE GROUP, INC.


                                            By: /s/ MARTIN E. JUDGE, JR.
                                               --------------------------------
                                            Name:  Martin E. Judge, Jr.
                                            Title:  Chief Executive Officer


                                            JUDGE ACQUISITION, INC.


                                            By: /s/ MARTIN E. JUDGE, JR.
                                               --------------------------------
                                            Name:  Martin E. Judge, Jr.
                                            Title:  Chief Executive Officer